January 10, 2011 Phaneesh Murthy President & CEO Sujit Sircar CFO 1 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Statements contained in this press release regarding the benefits of the acquisition, the business outlook, the demand for the products and services, and all other statements in this release other than recitation of historical facts are forward-looking statements. Words such as "expect", “potential”,
“believes”,
“anticipates”, “plans”, “intends” and
similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the press release include, without limitation, forecasts of market growth, future revenues, benefits of the proposed acquisition, expectations that the acquisition will be accretive to the results, future expectations concerning growth of business, cost competitiveness and expansion of global reach following the acquisition, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in integrating business; uncertainties as to the timing of the acquisition, including the consummation of the public offer under the Indian Takeover Regulations and the tender offer under U.S. securities laws; the satisfaction of the closing conditions to the transaction, including the receipt of regulatory approvals; whether certain market segments grow as anticipated; the competitive environment in the information technology services industry and competitive responses to the proposed acquisition; and whether the companies can successfully provide services/products and the degree to which these gain market acceptance.
Furthermore,  in connection with the proposed acquisition, the Company intends to borrow significant amounts, including by issuing high yield notes, and will have to use a significant portion of its cash flows to service such indebtedness, as a result of which the Company might not have sufficient funds to operate its businesses in the manner it intends or has operated in the past; Additional risks relating to the Company are set forth in the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as the Company’s other reports filed with the Securities and Exchange Commission.  Actual results may differ materially from those contained in the
forward-looking statements in this press release.   Any forward-looking statements are based on information currently available to the company and it assumes no obligation to update these statements as circumstances change.  This document does not constitute an offer to purchase or to sell securities in any jurisdiction.
This  presentation also includes non-GAAP financial measures. Reconciliations of such measures are included in this presentation.

Acquisition Of Patni Computer Systems
Acquisition Of Patni Computer Systems
iGATE, through its subsidiaries, has entered into definitive agreements with the three founders of Patni and private equity firm General Atlantic to acquire 63% of the outstanding shares of Patni Computer
Systems Ltd. (“Patni”) as of December 31, 2010
–
From the three Patni founders 60,091,202 shares at a purchase price of Rs. 503.50 per share representing 45.6% of current equity capital
–
From General Atlantic 22,913,948 (combination of ADS and shares) at a purchase price of Rs.
503.50 per share representing 17.4% of current equity capital
–
As per SEBI regulatory requirements, iGATE’s subsidiaries along with iGATE will make an open offer for an additional 20.6% stake in Patni, if fully subscribed, will account for 27,085,565 shares
–
The transaction is valued at approximately $1.22 billion, including the mandatory open offer to the public shareholders of Patni.
–
Subject to  regulatory and other customary approvals, we expect the transaction to close in the first half of 2011
–
The transaction will be funded through a combination of balance sheet cash, debt and fresh equity issuance
–
Expect deal to be accretive by 2012 on a cash earnings per share basis
–
Will use cash from operations to service and pay down debt
Structure of the combined company
–
Patni Computer Systems Ltd. will remain an Indian public company and a subsidiary of iGATE corporation.

There are Multiple Benefits Realized From Combination
There are Multiple Benefits Realized From Combination
Combined entity will have close to $1 billion in revenue and over 24,000 in headcount
Combination will create a compelling new go-to-market strategy, with iGATE’s differentiated iTOPS and outcomes-based pricing model augmented by Patni’s delivery expertise and focus on micro-verticals
Combination will bring together world class leadership that can create scale synergies and growth
Firmly positions iGATE-Patni as a top-tier player in the highly-fragmented global IT industry
Combined company will have a strong presence across several verticals including Banking & Financial
Services, Insurance, Manufacturing & Retail, Communication & Media, and Utilities
Combined company can create a stronger employer brand to help retain talent and reduce attrition –
iGATE has been ranked among top 3 in all the best employer surveys in India in the last 4 years
Increased access to global customers and entry into new geographies
Combined entity will have 360+ clients globally including top Fortune 500 blue chip clients
Healthy combined client mix: Top client – 13%, Top 5 – 38%, Top 10 – 49%
Combined global footprint with presence in North America (80%), EMEA (14%), and APAC (6%)
Diversified customer base – two $100+ million customers, two $50+ million customers, and more than 36
$5+ million customers
Opportunity to cross-sell services to a broader client base

iGATE	patni	iGATE patni

iGATE
iTOPS for Business Outcomes

Combination Creates A “Tier 1” Player ...
Combination Creates A “Tier 1” Player ...
Differentiated iTOPs Offering
Ability to leverage deep
domain expertise to deliver
Outcome Based Solutions
Strong Banking and Financial
Services vertical expertise,
currently the fastest growing
sector in the outsourcing
space
Features in the top 3 employers
in India across surveys for last
several years
Attractive financial metrics
Management team
experienced in transformation
successes
Focus on micro-verticalisation
Deep bench of engineering
talent
Deep domain expertise across
Insurance, Manufacturing,
Retail & Distribution,
Communications, Media &
Utilities
Long term relationships with top
clients
Global presence - 22 global
delivery centers, and offices in
30 locations worldwide
Stable financial performance
Combined revenue close to
$1Bn and employees 24,000+
Prequalified for large client
engagements
Outcome Based Solutions
across multiple verticals
Well diversified client base
Brings together world class
leadership
Opportunity for improved
financial performance due to
economies of scale
+
=
/

Success In Higher Value-Added Services	•iTOPS is a more attractive long-term offering due to client stickiness and margin profile •iGATE is the first outsourcing provider to offer outcome-based solutions through a converged IT and BPO model (iTOPS) •iTOPS successfully implemented in top clients; providing a strong example to sell into Patni's blue chip client base •Transformed iGATE from a staffing firm to a full service outsourcing/project and advisory firm
Ability to Retain Top Talent	•iGATE has consistently ranked among top employers •Industry-leading brand recognition to attract top talent •Opportunity to share best-practices across iGATE and Patni
Improved Financial Performance	•iGATE management increased operating margins from (3.7%) in 2005 to 20% in Q3 '10 •Historical focus for iGATE's transformation was on better price realization, onsite-offshore mix and improving resource efficiency •Opportunity to leverage back-office operations and global delivery infrastructure; and improve resource efficiency across iGATE and Patni
Streamlined Corporate Structure	•iGATE has experience with corporate restructuring, from spin-off to divestiture •Successfully delisted Indian subsidiary (iGATE Global Solutions) from Indian Stock Exchanges

iGATE
iTOPS for Business Outcomes

iGATE's Transformation Experience Is Leverageable In
Integration Of Patni
iGATE's Transformation Experience Is Leverageable In
Integration Of Patni
Over The Last 5 Years, iGATE has successfully transformed Into Best in Class performer

($MM)
$300
$200
$100
$0
40%
30%
20%
10%
0%
$45 $47 $49 $52 $58 $67 $75 $193 $252
36% 38% 41% 41% 40% 38% 39% 39% 39%
13% 15% 19% 20% 19% 17% 20% 17% 19%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 2009 LTM
iGATE
Gross Margin
Operating Margin

($MM)
$800
$600
$400
$200
$0
40%
30%
20%
10%
0%
$157 $162 $167 $170 $172 $168 $179 $656 $689
33% 35% 37% 38% 38% 35% 34% 36% 36%
10% 15% 16% 20% 21% 19% 18% 15% 19%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 2009 LTM
Patni
Gross Margin
Operating Margin

iGATE
iTOPS for Business Outcomes

Attractive Financial Performance
Attractive Financial Performance
iGATE Revenues / Margins
Key Financial Takeaways:
$941 million combined
LTM revenue
$215 million combined
LTM Adjusted EBITDA (1)
Over $185 million in
combined operating cash
flows
Large combined cash
balance of over $300 million,
pro forma for transaction
Pro forma for the
transaction, modest net
leverage
Attractive growth profile
iGATE has proven its ability to
operate at optimal margins
Strong balance sheet metrics
-
~$121 million in cash & short
term investments as of Q3 2010
-
No long-term debt
History of stable financial
performance
Strong balance sheet metrics
-
~$318 million in cash & cash
equivalents as of Q3 2010
-
No long-term debt
Patni Revenues / Margins

(1) Reconciliation LTM Adjusted EBITDA
iGATE Patni Combined
EBITDA 56,706 162,636 219,342
Stock comp 6,009 6,550 12,559
Forex (gain)/loss
-
(17,089) (17,089)
Adjusted EBITDA 62,715 152,097 214,812

Equity Financing Terms
Equity Financing Terms
Term Description
Investor Viscaria Ltd.,  an entity backed by funds advised by Apax Partners
Security Convertible Participating Preferred Stock
Commitment $270 Million to $480 Million
Preferred Dividend Rate 8.00% per Annum, compounded quarterly; Payable in Kind
Participation in Cash
Dividend on Common
On as-converted basis
Conversion Price $20.30 per share
Company Conversion Option Anytime after 18 months, if the common share price exceeds 205% of the
Conversion Price
Holder Optional Conversion Preferred principal plus accrued yield convertible into common shares at any time
Holder Put At 6 years from closing date for cash at par plus accrued yield
Holder Change of Control Put At greater of as-converted value and formula amount
Mandatory Conversion Date 6 years from closing date unless sooner converted
Participation in Liquidation At greater of (i) par plus accrued yield and (ii) as-converted value
Voting Rights Full voting rights on as-converted basis (upon shareholder approval as required by NASDAQ)
Board Seat Investor entitled to 1 Board seat, 2 if Board is has more than 10 members
About Apax
Partners:
$38 billion under
management
Established in 1969 in
the U.S.
Extensive experience in
partnering with
strategic shareholders
Global  presence
Sector focus

Financing the Deal – Debt Financing
Financing the Deal – Debt Financing
iGate has debt commitment from Jefferies & Company, Inc. and RBC Capital Markets,
LLC totaling up to $750 million, consisting of:
–
Approximately $600 - $700 million for transaction financing, depending on the number of shares acquired in the mandatory tender offer; and
–
$50 million revolving credit facility
The long-term capital structure will likely consist of Senior Notes and be put in place during Q2 2011
Based on the available commitments, pro forma leverage expected between 3.0x-3.5x fully consolidated adjusted EBITDA, and net debt(1) expected below 2.0x fully consolidated adjusted EBITDA
Given the combined Company’s anticipated growth and expected free cash flow generation, iGate expects net leverage levels to decline continuously
(1) Net Debt is total debt less cash on iGate and Patni’s balance sheet

Summary Of Key Takeaways
Summary Of Key Takeaways
Creates “Tier 1”
Player
End-to-End
Capabilities
Team with
Transformational
Experience
Attractive
Financial
Performance
Broad Vertical
Mix
Diversified Blue
Chip Client Base